Exhibit 99.5
Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$27	$64	$61	$18	$170	$(30)
2	Pinnacle West Energy	(21)	12	(71)	(6)	(85)	(27)
3	APS Energy Services	(3)	1	—	(3)	(6)	(9)
4	SunCor	9	10	7	13	39	(2)
5	El Dorado	(1)	—	—	—	(2)	(35)
6	Parent Company	19	(2)	88	2	107	79

7	Income From Continuing Operations	30	85	85	24	223	(24)

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	(7)	(59)	1	(3)	(67)	(55)
9	SunCor	1	1	14	—	17	13
10	Other	—	—	4	—	3	(1)

11	Total	(6)	(58)	19	(3)	(47)	(43)

12	Net Income	$24	$27	$104	$21	$176	$(67)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$0.30	$0.66	$0.62	$0.19	$1.77	$(0.41)
14	Pinnacle West Energy	(0.23)	0.13	(0.72)	(0.06)	(0.89)	(0.26)
15	APS Energy Services	(0.04)	0.01	—	(0.04)	(0.06)	(0.09)
16	SunCor	0.09	0.11	0.07	0.13	0.40	(0.05)
17	El Dorado	(0.01)	—	(0.01)	(0.01)	(0.02)	(0.38)
18	Parent Company	0.21	(0.03)	0.90	0.03	1.11	0.81

19	Income From Continuing Operations	0.32	0.88	0.86	0.24	2.31	(0.38)

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	(0.06)	(0.61)	—	(0.03)	(0.69)	(0.57)
21	SunCor	0.01	0.01	0.15	0.01	0.17	0.13
22	Other	—	—	0.04	—	0.03	(0.02)

23	Total	(0.05)	(0.60)	0.19	(0.02)	(0.49)	(0.46)

24	Net Income	$0.27	$0.28	$1.05	$0.22	$1.82	$(0.84)

25	BOOK VALUE PER SHARE	$32.50	$32.89	$35.81	$34.58	$34.58	$2.44

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	92,045	96,299	98,816	99,050	96,590	5,058
27	End of Period	92,103	98,442	98,881	99,057	99,057	7,264

See Glossary of Terms.	Page 20 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$190	$268	$414	$207	$1,079	$95
29	Business	209	281	308	243	1,041	63

30	Total retail	399	549	722	450	2,120	158
	Wholesale revenue on delivered electricity
31	Traditional contracts	3	5	9	6	23	7
32	Off-system sales	—	12	8	20	40	40
33	Transmission for others	7	7	7	5	26	(6)
34	Other miscellaneous services	7	7	7	7	28	3

35	Total regulated operating electricity revenues	416	580	753	488	2,237	202

	MARKETING AND TRADING
36	Electricity and other commodity sales	89	71	107	84	352	(49)

37	Total operating electric revenues	$505	$651	$860	$572	$2,589	$153

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,367	2,889	4,449	2,518	12,223	696
39	Business	3,042	3,684	4,100	3,427	14,254	428

40	Total retail	5,409	6,573	8,549	5,945	26,477	1,124
	Wholesale electricity delivered
41	Traditional contracts	155	200	269	227	850	141
42	Off-system sales	—	598	212	526	1,336	1,336
43	Retail load hedge management	750	702	1,026	532	3,010	278

44	Total regulated electricity	6,314	8,073	10,056	7,230	31,673	2,879

	MARKETING AND TRADING
45	Wholesale sales of electricity	6,060	5,009	7,263	5,240	23,572	(6,606)

46	Total electric sales	12,374	13,082	17,319	12,470	55,245	(3,727)

See Glossary of Terms.	Page 21 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$—	$—	$38	$143	$—	$—
48	Deferred fuel and purchased power costs — current period	—	38	104	29	171	171
49	Regulatory disallowance	—	—	—	—	—	—
50	Interest on deferred fuel	—	—	1	1	2	2
51	Amounts recovered through revenues	—	—	—	—	—	—

52	Deferred fuel and purchased power regulatory asset — ending balance	$—	$38	$143	$173	$173	$173

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$12	$18	$3	$23	$55	$(9)
54	Mark-to-market reversals on realized sales (a) (b)	(3)	(8)	3	(17)	(16)	(11)
55	Change in mark-to-market value of forward sales	10	3	14	1	20	(1)

56	Total gross margin	$19	$13	$20	$7	$59	$(21)

	By Pinnacle West Entity

57	APS	$(4)	$3	$(8)	$3	$(6)	$(1)
58	Pinnacle West	21	6	26	6	59	34
59	APS Energy Services	(3)	4	2	(2)	1	(13)
60	Pinnacle West Energy	5	—	—	—	5	(41)

61	Total gross margin	$19	$13	$20	$7	$59	$(21)

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market gain of $16 million was transferred to “realized” for the total year 2005. A $16 million realized gain is included in the $55 million on line 53 for the total year 2005.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 22 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	889,967	888,509	895,789	911,623	896,472	37,403
63	Business	109,795	110,658	111,648	112,569	111,168	4,053

64	Total	999,762	999,167	1,007,437	1,024,192	1,007,640	41,456
65	Wholesale customers	81	76	78	77	78	(3)

66	Total customers	999,843	999,243	1,007,515	1,024,269	1,007,718	41,453

67	Customer growth (% over prior year)	4.0%	4.2%	4.5%	4.5%	4.3%	0.6%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

68	Residential	2,438	2,924	4,427	2,520	12,309	573
69	Business	3,062	3,705	4,106	3,412	14,285	412

70	Total	5,500	6,629	8,533	5,932	26,594	985

	RETAIL USAGE (KWh/Average Customer)

71	Residential	2,660	3,252	4,967	2,763	13,635	217
72	Business	27,706	33,292	36,723	30,444	128,514	(878)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	2,739	3,291	4,942	2,764	13,730	69
74	Business	27,887	33,483	36,777	30,313	128,503	(1,014)

	ELECTRICITY DEMAND (MW)

75	System peak demand	3,997	6,458	7,000	5,169	7,000	598

See Glossary of Terms.	Page 23 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	2,247	1,619	2,147	1,496	7,509	(674)
77	Coal	2,940	3,088	3,574	3,458	13,060	394
78	Gas, oil and other	1,128	2,129	3,064	2,114	8,435	3,107

79	Total generation production	6,315	6,836	8,785	7,068	29,004	2,827

	Purchased power
80	Firm load	586	880	1,589	402	3,474	(851)
81	Marketing and trading	5,832	5,984	7,795	6,102	25,713	(4,479)

82	Total purchased power	6,418	6,864	9,384	6,504	29,187	(5,330)

83	Total energy sources	12,733	13,700	18,169	13,572	58,191	(2,503)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	94%	67%	88%	61%	77%	(7)%
85	Coal	80%	83%	95%	92%	87%	3%
86	Gas, oil and other	17%	29%	39%	27%	28%	9%
87	System average	49%	51%	62%	50%	53%	2%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	52	329	107	419	114	(45)
89	Coal	195	244	47	103	73	(55)
90	Gas	212	164	140	226	93	45

91	Total	459	737	294	748	280	(54)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 24 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$49.74	$53.33	$78.94	$83.58	$66.40	$17.10
93	SP15	$55.70	$55.19	$83.21	$97.65	$72.94	$17.74
	Off-Peak
94	Palo Verde	$37.04	$33.03	$52.35	$67.79	$47.55	$12.81
95	SP15	$40.96	$34.73	$56.08	$76.45	$52.06	$13.44

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	34	1,538	2,583	508	4,663	(31)
97	Heating degree-days	457	1	—	308	766	(219)
98	Average humidity	56%	20%	29%	30%	34%	2%
	10-Year Averages
99	Cooling degree-days	97	1,557	2,544	441	4,640	—
100	Heating degree-days	513	31	—	296	840	—
101	Average humidity	42%	22%	32%	38%	33%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
102	Single-family	10,356	12,013	11,577	9,312	43,258	(4,859)
103	Multi-family	1,741	1,645	2,360	2,032	7,778	192

104	Total	12,097	13,658	13,937	11,344	51,036	(4,667)

	Arizona Job Growth (c)
105	Payroll job growth (% over prior year)	4.8%	5.5%	6.0%	5.2%	5.4%	1.7%
106	Unemployment rate (%, seasonally adjusted)	4.6%	4.7%	4.7%	4.6%	4.6%	(0.3)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 25 of 31